LIST OF LENDING FUNDS

Under the Securities Lending Authorization Agreement between USAllianz Variable Insurance Products Trust (now Allianz Variable Insurance Products Trust) and The Northern Trust Company dated August 4, 2003.

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FUND                                                TAX ID NUMBER
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AZL AIM Basic Value Fund                            03-0400186
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AZL AIM International Equity Fund                   03-0400198
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AZL Columbia Technology Fund                        31-1797024
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AZL Davis NY Venture Fund                           31-1797022
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AZL Dreyfus Founders Equity Growth Fund             31-1797023
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AZL First Trust Target Double Play Fund             20-5862600
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AZL Franklin Small Cap Value Fund                   04-3745947
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AZL Jennison 20/20 Focus Fund                       20-2547465
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AZL Jennison Growth Fund                            20-2547532
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AZL Legg Mason Growth Fund                          03-0400195
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AZL Legg Mason Value Fund                           31-1797025
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AZL LMP Small Cap Growth Fund                       20-2547841
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AZL Money Market Fund                               31-1661964
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AZL NACM International Fund                         20-8823779
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AZL Neuberger Berman Regency Fund                   20-4401883
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AZL OCC Value Fund                                  31-1797027
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AZL Oppenheimer Developing Markets Fund             20-4402519
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AZL Oppenheimer Global Fund Class                   20-0936498
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AZL Oppenheimer Main Street Fund                    20-0936448
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AZL PIMCO Fundamental IndexPLUS Total Return Fund   20-4401645
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AZL S&P 500 Index Fund                              20-8823690
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AZL Schroder International Small Cap Fund           20-8823607
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AZL Small Cap Stock Index Fund                      20-8824082
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AZL TargetPLUS Balanced Fund                        20-8823994
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AZL TargetPLUS Equity Fund                          20-5862679
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AZL TargetPLUS Moderate Fund                        20-8823865
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AZL TargetPLUS Growth Fund                          20-8823940
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AZL Van Kampen Aggressive Growth Fund               31-1759334
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AZL Van Kampen Equity and Income Fund               20-0936268
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AZL Van Kampen Global Real Estate Fund              20-4401716
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AZL Van Kampen Growth And Income Fund               31-1759343
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AZL Van Kampen Mid Cap Growth Fund                  31-1759338
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AZL Van Kampen Strategic Growth Fund                31-1759340
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Revised April 18, 2007

ACKNOWLEDGED BY:
ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST     THE NORTHERN TRUST COMPANY
By: /s/ Brian Muench                          By: /s/ Peter F. Reinhart
Name: Brian Muench                            Name: Peter F. Reinhart
Title: Vice President                         Title: Vice President
Date: 4/25/07                                 Date: 4/18/07